Exhibit 99.1

Perrigo Announces Chief Executive Officer Retirement and Succession Plan

Dublin, Ireland – May 9, 2023 – Perrigo Company plc (NYSE: PRGO), a leading provider of Consumer Self-Care Products, today announced that Murray S. Kessler has notified the Company of his intent to retire as President and Chief Executive Officer, with a target effective date of July 31, 2023. Mr. Kessler will be working with the Board of Directors to secure his successor and to ensure a smooth transition.

Murray S. Kessler said, “After 18 years as a public company CEO, I have decided that this is the right time for me to retire. I joined Perrigo almost 5 years ago to lead the transformation of the Company from a healthcare to a consumer self-care company. Leading that transformation has been one of the most exciting assignments of my career. From fourteen M&A transactions to reconfiguring the Company’s portfolio, the near complete elimination of a $4 billion tax and legal overhang, to the strategic path put in place to create value for the future, I am proud of what my team, with the Board’s support, has accomplished. The fact that this all happened in the face of an incredibly difficult macro-economic environment makes the transformation that much sweeter.”

Kessler continued, “All of the pieces are now in place. Perrigo is growing its top line, its margins and its bottom line. It has a strong plan in place to reduce leverage, it has amazingly talented employees and it has a clear plan to deliver strong growth going forward. This is exactly the right time to hand over the reins of Perrigo to the next leader who can relentlessly drive the execution of our strategic plan for years to come. I truly believe that Perrigo is set up for a bright future and to create tremendous value for investors.”

Chairman of the Board, Orlando D. Ashford, said “On behalf of the Board and the nearly 10,000 Perrigo employees around the world, I would like to thank Murray for his vision and dedication during his tenure as CEO. As a steadfast and strategic leader, Murray orchestrated the transformation of the Company into the diversified consumer self-care organization it is today. In addition, Murray has driven the Company’s inorganic growth strategy, including transformative acquisitions and divestitures as well as dramatically reducing uncertainty for the company. The Board is sincerely grateful to Murray for his dedication to Perrigo and wishes him the best in his retirement.”

Ashford continued, “As part of our governance process, the Board has regularly been engaged in CEO succession planning. We are working with a global executive search firm and are confident that we will identify a world-class CEO who will execute on our Optimize and Accelerate strategic plan and further drive our long-term success.”

About Perrigo

Perrigo Company plc (NYSE: PRGO) is a leading provider of Consumer Self-Care Products and over-the-counter (OTC) health and wellness solutions that enhance individual well-being by empowering consumers to proactively prevent or treat conditions that can be self-managed. Visit Perrigo online at www.perrigo.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: supply chain impacts on the Company’s business, including those caused or exacerbated by armed conflict, trade and other economic sanctions and/or disease; general economic, credit, and market conditions; the impact of the war in Ukraine and any escalation thereof, including the effects of economic and political sanctions imposed by the United States, United Kingdom, European Union, and other countries related thereto; the outbreak or escalation of conflict in other regions where we do business; future impairment charges, if we determine that the carrying amount of specific assets may not be recoverable from the expected future cash flows of such assets; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than the Company does; pricing pressures from customers and consumers; resolution of uncertain tax positions and any litigation relating thereto, ongoing or future government investigations and regulatory initiatives; uncertainty regarding the timing of, and the Company’s ability to obtain and maintain, certain regulatory approvals, including the sale of daily over-the-counter oral contraceptives; potential costs and reputational impact of product recalls or sales halts; potential adverse changes to U.S. and foreign tax, healthcare and other government policy; the effect of the coronavirus (COVID-19) pandemic and its variants; the timing, amount and cost of any share repurchases (or the absence thereof); fluctuations in currency exchange rates and interest rates; the Company’s ability to achieve the benefits expected from the sale of its Rx business and the risk that potential costs or liabilities incurred or retained in connection with that transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; the Company’s ability to achieve the benefits expected from the acquisitions of Héra SAS (“HRA Pharma”) and Nestlé’s Gateway infant formula plant along with the U.S. and Canadian rights to the GoodStart® infant formula brand and other related formula brands (“Gateway”) and/or the risks that the Company’s synergy estimates are inaccurate or that the Company faces higher than anticipated integration or other costs in connection with the acquisitions; risks associated with the integration of HRA Pharma and Gateway, including the risk that growth rates are adversely affected by any delay in the integration of sales and distribution networks; the consummation and success of other announced and unannounced acquisitions or dispositions, and the Company’s ability to realize the desired benefits thereof; and the Company’s ability to execute and achieve the desired benefits of announced cost-reduction efforts and other strategic initiatives and investments, including the Company’s ability to achieve the expected benefits from its Supply Chain Reinvention Program. Adverse results with respect to pending litigation could have a material adverse impact on the Company’s operating results, cash flows and liquidity, and could ultimately require the use of corporate assets to pay damages, reducing assets that would otherwise be available for other corporate purposes. There can be no assurance that the FDA will approve the sale of daily oral contraceptives without a prescription in the United States. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2022, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Bradley Joseph, Vice President, Global Investor Relations & Corporate Communications, (269) 686-3373, E-mail: bradley.joseph@perrigo.com

Nicholas Gallagher, Senior Manager, Global Investor Relations & Corporate Communications, (269) 686-3238, E-mail: nicholas.gallagher@perrigo.com

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